UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

SLR Investment Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Be th e vote th at cou n ts. SLR N VESTM EN T CORP. 2026 Annu ai M eetl ng

November 18, 2026

VOTE NOW

Why Should I Vote?

As an investor in this security, you have the right to vote on important matters. This is your opportunity to make a direct impact on your investment. Your vote counts!

Ways to Vote

ProxyVote   800.690.6903   Virtual Meeting

Important Information

For holders as of September 24, 2026

Vote Common Shares by: November 17, 2026 | **Control Number:** 0123456789012345

This email represents the following share(s):

SLR INVESTMENT CORP.-COMMON	123,456,789,012.00000
SLR INVESTMENT CORP.	123,456,789,012.00000
SLR INVESTMENT CORP.	123,456,789,012.00000
SLR INVESTMENT CORP.	123,456,789,012.00000
SLR INVESTMENT CORP.	123,456,789,012.00000
SLR INVESTMENT CORP.	123,456,789,012.00000

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Proxy Statement | 10-K Report

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